UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

_______________________

Trilogy Metals Inc.

(Exact name of registrant as specified in its charter)

_______________________

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 901, 510 Burrard Street
Vancouver, British Columbia
Canada, V6C 3A8

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	TMQ	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 6, 2025, Trilogy Metals Inc. (“Trilogy” or the “Company”), South32 Limited (“South32”) and Ambler Metals LLC (“Ambler Metals”) entered into a binding letter of intent with the U.S. Department of War (the “DOW”), led by the Office of the Undersecretary of Defense for Acquisitions and Sustainment (OUSD (A&S)) and the Office of Strategic Capital (OSC), for an investment (the “Strategic Investment”) to advance exploration and development of the Upper Kobuk Mineral Projects (“UKMP”) held by Ambler Metals.

As part of the Strategic Investment, the DOW will purchase from Trilogy 8,215,570 units at a price of $2.17 per unit for an aggregate purchase price of approximately $17.8 million. Each unit is comprised of one common share of Trilogy and 3/4 of a 10-year warrant. Each full warrant would be exercisable following completion of construction of the Ambler Access Project (“Ambler Road”) at an exercise price of $0.01 to acquire one common share of Trilogy. Additionally, the DOW will purchase from South32 at a price of approximately $17.8 million 8,215,570 common shares of Trilogy that South32 currently holds and a 10-year call option to acquire an additional 6,161,678 common shares of Trilogy from South32 at a price of $0.01 per share, exercisable following completion of construction of the Ambler Road. The aggregate 16,431,140 shares to be issued and/or transferred to the DOW pursuant to the transactions above represents approximately 10% of the Company’s current issued and outstanding common shares. The Company and South32 will reinvest the entire proceeds from the Strategic Investment in Ambler Metals to advance the exploration and development of the UKMP.

The DOW shall have a three-year right to appoint one independent third-party director with relevant corporate governance experience to the board of directors of Trilogy, subject to the approval of the Trilogy board of directors, not to be unreasonably withheld.

The letter of intent includes the following additional covenants by the parties:

•	The parties will discuss in good faith the establishment of a framework agreement among Ambler
Metals, South32, Trilogy, the US Government and other interested parties, as applicable, to establish the basis on which the Ambler Road can be permitted, financed and constructed.
•	The DOW will work in good faith to help facilitate financing required for the construction of the Ambler Road in coordination with the State of Alaska.
•	The parties are committed to working in good faith to include the UKMP permit applications in FAST- 41.
•	From the date hereof until January 1, 2029, Trilogy shall not incur obligations with respect to third-
party indebtedness for borrowed money in excess of $1,000,000,000 in the aggregate without the prior written approval of the DOW (such approval not to be unreasonably withheld).

The parties intend to close the transaction promptly following the reauthorization of the Defense Production Act by the United States Congress and the completion by the U.S. government of its Foreign Ownership, Control, or Influence (FOCI) review; provided however, that if these conditions have not occurred prior to March 31, 2026 the letter of intent will terminate.

The transaction is subject to the receipt of all regulatory and stock exchange approvals and the parties expect to negotiate definitive documentation reflecting the terms of the transaction.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain "forward-looking information” and "forward-looking statements” (collectively "forward-looking statements”) within the meaning of applicable Canadian and United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, including, without limitation, statements regarding the proposed transaction and the anticipated terms thereof; the consummation and timing of the proposed transaction, establishing a framework agreement among the interested parties, statements regarding future financing and permitting activities and process, planned activities at the UKMP, perceived merit of the properties and the Ambler Road, are forward-looking statements.

Forward-looking statements are frequently, but not always, identified by words such as "expects”, "anticipates”, "believes”, "intends”, "estimates”, "potential”, "possible”, and similar expressions, or statements that events, conditions, or results "will”, "may”, "could”, or "should” occur or be achieved. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include the uncertainties involving the outcome of pending litigation, success of exploration activities, permitting timelines, requirements for additional capital, government regulation of mining operations, environmental risks, prices for energy inputs, labour, materials, supplies and services, uncertainties involved in the interpretation of drilling results and geological tests, unexpected cost increases and other risks and uncertainties disclosed in the Company’s Annual Report on Form 10-K for the year ended November 30, 2024 filed with Canadian securities regulatory authorities and with the United States Securities and Exchange Commission and in other Company reports and documents filed with applicable securities regulatory authorities from time to time. The Company's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. The Company assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

Item 7.01	Regulation FD Disclosure

On October 6, 2025, Trilogy issued a press release announcing that it reached an agreement in principle with the DOW, South32 and Ambler Metals for an investment to advance exploration and development of the Company’s projects, titled “Trilogy Metals Announces Strategic Investment by US Federal Government”. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated October 6, 2025 relating to the US Government Strategic Investment

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILOGY METALS INC.

Dated: October 6, 2025	By: /s/ Elaine Sanders
Elaine Sanders, Chief Financial Officer